UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 7, 2007

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Officers

On December 7, 2007, Merv Kato informed MIPS Technologies, Inc. of his intention to resign as Vice President, Chief Financial Officer and Treasurer.  The effective date of his resignation is expected to be on or about the date at which the company reports its results for its current fiscal quarter.  Mr. Kato will assist in the transition of responsibilities to a new CFO.

A copy of the press release announcing Mr. Kato’s resignation is attached as Exhibit 99.01 to this Current Report.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

99.01	Press Release, dated December 11, 2007 entitled "MIPS Technologies Announces CFO to Step Down in February"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: December 13, 2007	By:	/s/ JOHN BOURGOIN
Name: John Bourgoin
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release, dated December 11, 2007 entitled "MIPS Technologies Announces CFO to Step Down in February"